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                                                       -------------------------
                                                       The Lincoln National Life
[LOGO] American Funds(SM)  American Legacy III(R)          Insurance Company
                           Variable Annuity Application   Fort Wayne, Indiana
                                                       -------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

 1a Contract Owner      Maximum age of Contract Owner is 90.

                                                                Social Security number/TIN    [_][_][_]-[_][_]-[_][_][_][_]
     _________________________________________________________
     Full legal name or trust name*
                                                                Date of birth  [_][_]  [_][_]  [_][_]    [_] Male  [_] Female
     _________________________________________________________                  Month    Day    Year
     Street address
                                                                Home telephone number    [_][_][_]  [_][_][_]-[_][_][_][_]

     _________________________________________________________
     City                            State         ZIP          Date of trust* [_][_]  [_][_]  [_][_]   Is trust revocable?*
                                                                                Month    Day    Year    [_] Yes   [_] No

     _________________________________________________________  *This information is required for trusts.
     Trustee name*

 1b Joint Contract Owner    Maximum age of Joint Contract Owner is 90.

                                                                Social Security number        [_][_][_]-[_][_]-[_][_][_][_]
                                                                                                         [_] Male   [_] Female

     _________________________________________________________
     Full legal name                                            Date of birth  [_][_]  [_][_]  [_][_]
                                                                                Month    Day    Year     [_] Spouse [_] Non-Spouse

 2a  Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of
     Annuitant is 90.

                                                                Social Security number        [_][_][_]-[_][_]-[_][_][_][_]
     _________________________________________________________
     Full legal name
                                                                Date of birth  [_][_]  [_][_]  [_][_]    [_] Male  [_] Female
     _________________________________________________________                  Month    Day    Year
     Street address
                                                                Home telephone number    [_][_][_]  [_][_][_]-[_][_][_][_]

     _________________________________________________________
     City                            State         ZIP

 2b  Contingent Annuitant   Maximum age of Contingent Annuitant is 90.

                                                                Social Security number        [_][_][_]-[_][_]-[_][_][_][_]
     _________________________________________________________
     Full legal name

 3   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

     _________________________________________________________  _______________________________   ______________     _____________%
     Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner    SSN/TIN

     _________________________________________________________  _______________________________   ______________     _____________%
     Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner    SSN/TIN

     _________________________________________________________  _______________________________   ______________     _____________%
     Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner    SSN/TIN

     _________________________________________________________  Date of trust* [_][_] [_][_] [_][_]    Is trust revocable?*
     Executor/Trustee name*                                                     Month   Day   Year     [_] Yes      [_] No
                                                                *This information is required for trusts.

    To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

 4   Type of American Legacy Contract

     Nonqualified: [_] Initial Contribution   OR   [_] 1035 Exchange
     Tax-Qualified (must complete plan type):      [_] Initial Contribution, Tax Year ______  OR [_] Transfer OR [_] Rollover
     Plan Type (check one): [_] Roth IRA                       [_] Traditional IRA      [_] Other* _____________________________
                            [_] 457(f) Executive Benefit*      [_] 457(b) Governmental/Nonprofit*
                            [_] SEP                            [_] 403(b)* (transfers only)   *Indicate plan year-end: [_][_] [_][_]
                                                                                                                        Month   Day

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5a   Allocation (This section must be completed.)

     Initial minimum: $5,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

     Please allocate my contribution of:

     $ _________________________ OR $ ______________________
       Initial contribution           Approximate amount
                                      from previous carrier
    ----------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
    ----------------------------------------------------------------------------
     Use whole percentages

     ________%       Global Discovery Fund

     ________%       Global Growth Fund

     ________%       Global Small Capitalization Fund

     ________%       Growth Fund

     ________%       International Fund

     ________%       New World Fund

     ________%       Blue Chip Income and Growth Fund

     ________%       Growth-Income Fund

     ________%       Asset Allocation Fund

     ________%       Bond Fund

     ________%       High-Yield Bond Fund

     ________%       U.S. Govt./AAA-Rated Securities Fund

     ________%       Cash Management Fund

     ________%       Fixed Account

     ________%       DCA Fixed Account (must complete 5b)

     ========%       Total (must = 100%)

    ----------------------------------------------------------------------------

5b   Dollar Cost Averaging (Complete only if electing DCA.)

     $1,500 minimum required in the Holding Account

    ----------------------------------------------------------------------------

     Total amount to DCA:                $ ___________________

             OR

     MONTHLY amount to DCA:              $ ___________________
    ----------------------------------------------------------------------------

     OVER THE FOLLOWING PERIOD:            ___________________
                                              MONTHS (6-60)

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     [_] DCA Fixed Account
     [_] Cash Management Fund*
     [_] U.S. Govt./AAA-Rated Securities Fund*

    ----------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
    ----------------------------------------------------------------------------
     Use whole percentages

                                                       *The DCA Holding Account
                                                        and the DCA fund elected
     ________%       Global Discovery Fund              cannot be the same.

     ________%       Global Growth Fund

     ________%       Global Small Capitalization Fund

     ________%       Growth Fund

     ________%       International Fund

     ________%       New World Fund

     ________%       Blue Chip Income and Growth Fund

     ________%       Growth-Income Fund

     ________%       Asset Allocation Fund

     ________%       Bond Fund

     ________%       High-Yield Bond Fund

     ________%       U.S. Govt./AAA-Rated Securities Fund*

     ________%       Cash Management Fund*

     ========%       Total (must = 100%)
    ----------------------------------------------------------------------------
     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

6    Death Benefit Option

     If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit. [_] I/We hereby elect the Estate Enhancement Benefit+ rider, which includes the Enhanced Guaranteed Minimum Death Benefit. +The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable) and Annuitant are all under age 76.

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7  Automatic Withdrawals $10,000 minimum account balance required.

Note: Withdrawals exceeding 10% of total contract value per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

------------------------------------------------------------       ----------------------------------------------------------------
[_]  Please provide me with automatic withdrawals based on          [_] Please provide me with automatic withdrawals
     _______ %(may be between 1-10%) of the total contract              of $ ____________________
     value, payable as follows:
                                                               OR
[_]  Monthly  [_] Quarterly [_] Semi-annually  [_] Annually         [_] Monthly   [_] Quarterly  [_] Semi-annually   [_] Annually
                      ------   ---------------                                            ------   ---------------
Begin withdrawals in                                                Begin withdrawals in
                      ------   ---------------                                            ------   ---------------
                      Month         Year                                                  Month         Year
------------------------------------------------------------       ----------------------------------------------------------------

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

    ELECT ONE: [_] Do withhold taxes   Amount to be withheld ______ % (must be at least 10%) [_] Do not withhold taxes

    PAYMENT    [_] Direct deposit      [_] Checking (attach a voided check)  OR [_] Savings (attach a deposit slip)
    METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                   Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                   Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                   ______________________________________________________________________________________________________________
                   Bank name                                                                     Bank telephone number

               [_] Send check to address of record     [_] Send check to the following alternate address:

                                                           ______________________________________________________________________

                                                           ______________________________________________________________________

8  Automatic Bank Draft

    ______________________________________________________________       ________________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    _____________________________________________________________________________________________________________________________
    Bank name                                                                          Bank telephone number

    $_____________________________                                      -------   -------   -------
     Monthly amount                   Automatic bank draft start date:
                                                                        -------   -------   -------
                                                                         Month   Day (1-28)  Year

    [_] Checking (attach a voided check) OR [_] Savings (attach a deposit slip)

    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
    Life and the financial institution a reasonable opportunity to act on it.

9  Telephone/Internet Authorization (Check box if this option is desired.)

    [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc., and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10 Replacement

    Does the applicant have any existing life policies or annuity contracts?     [_] Yes [_] No
    Will the proposed contract replace any existing annuity or life insurance?   [_] Yes [_] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    _____________________________________________________________________________________________________________________________
    Company name

    _________________________________________________________________________________     _______________________________________
    Plan name                                                                             Year issued


    Fraud Warning

    Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.


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
 11  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Funds Insurance
     Series(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the
     Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ____________________________________________________________________________________________
     Signed at city                         State
                                                                                                   Date   [_][_]  [_][_]  [_][_]
                                                                                                           Month     Day    Year
     ____________________________________   _____________________________________________________
     Signature of Contract Owner            Joint Contract Owner (if applicable)

     ____________________________________________________________________________________________
     Signed at city                         State
                                                                                                   Date   [_][_]  [_][_]  [_][_]
                                                                                                          Month     Day    Year
     ____________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

----------------------------------------------------------------------------------------------------------------------------------
    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
----------------------------------------------------------------------------------------------------------------------------------

 12  Insurance in Force   Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes   If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                 Annuitant(s):

     (Attach a state replacement form if required by the state in which the application is signed.)

     ______________________________________________________________________________________________________________ $_____________
     Company name                                                                                 Year issued        Amount

 13  Additional Remarks

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

 14  Dealer Information   Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

     [_] 1 [_] 2 [_] 3 OR [_]  Income4Life(SM) Solution -- complete Form 30350AL (nonqualified) or Form 30350Q-AL (qualified)

     ______________________________________________________________________________    [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     ______________________________________________________________________________    [_][_][_] [_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     _____________________________________________________________________________________________________________________________
     Dealer's name

     _____________________________________________________________________________________________________________________________
     Branch address                                         City                                   State              ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS                  Rep Code at Firm______________________________________________________

 15  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale, and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _____________________________________________________________________________________________________________________________
     Signature

                                           Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                           Lincoln Life                     By Express Mail: Lincoln Life
     [LOGO OF AMERICAN FUNDS(SM)]          P.O. Box 2348                                     Attention: American Legacy Operations
                                           Fort Wayne, IN 46801-2348                         1300 South Clinton Street
                                                                                             Fort Wayne, IN 46802

                                           If you have any questions regarding this application, call Lincoln Life at 800 443-8137.

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